                                  EXHIBIT 10.3
                                  ------------


                              SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), dated as of August 31, 1998 (but effective as provided herein), is entered into among CompUSA Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as Administrative Lender (in said capacity, the "Administrative Lender").


                                   BACKGROUND

     A. The Borrower, the Lenders and the Administrative Lender are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 12, 1998, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of June 16, 1998 (said Second Amended and Restated Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. The Borrower, the Lenders and the Administrative Lender desire to make certain amendments to the Credit Agreement, primarily to accommodate the acquisition by the Borrower of all of the issued and outstanding capital stock of Computer City, Inc., a Delaware corporation ("Computer City," and such acquisition being the "Computer City Acquisition").

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Lender covenant and agree as follows:

     1.   AMENDMENTS TO CREDIT AGREEMENT.

     (a) The definition of "APPLICABLE MARGIN" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "APPLICABLE MARGIN" means the following per annum percentages, applicable in the following situations:

                                                                         LIBOR
                         Applicability                                   Basis
                         -------------                                   -----
     (a)  The Leverage Ratio is greater than 3.50 to 1                   1.500


     (b)  The Leverage Ratio is greater than 3.00 to 1 but               1.250
          less than or equal to 3.50 to 1

     (c)  The Leverage Ratio is less than or equal to 3.00 to 1 and

          (i)   The Fixed Charge Coverage Ratio is less                  1.250
                than 2.00 to 1

          (ii)  The Fixed Charge Coverage Ratio is greater               1.000
                than or equal to 2.00 to 1 but less than 2.25 to 1

          (iii) The Fixed Charge Coverage Ratio is greater               0.875
                than or equal to 2.25 to 1 but less than 3.00 to 1

          (iv)  The Fixed Charge Coverage Ratio is greater than          0.750
                or equal to 3.00 to 1 but less than 3.75 to 1

          (v)   The Fixed Charge Coverage Ratio is greater than          0.625
                or equal to 3.75 to 1 but less than 4.50 to 1

          (vi)  The Fixed Charge Coverage Ratio is greater than          0.500
                or equal to 4.50 to 1

     The Applicable Margin payable by the Borrower on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Periods preceding the date of determination); PROVIDED, that each adjustment in the Applicable Margin shall be effective with respect to Advances (i) made following receipt by the Lenders of the financial statements required pursuant to SECTION 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to SECTION 6.3 hereof, on the date of making of such Advance and (ii) outstanding on the date of receipt of the financial statements referred to in clause (i) immediately preceding, on the date of receipt of such financial statements. If such financial statements and Compliance Certificate are not received by the Lenders by the date required, the Applicable Margin shall be determined as if the Leverage Ratio is greater than 3.50 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, until such time as the Lenders have received the financial statements required for the first Fiscal Quarter of the Borrower's 1999 Fiscal Year and related Compliance Certificate, the Applicable Margin from and including the date of closing of the Computer City Acquisition shall be determined as if the Leverage Ratio is greater than 3.50 to 1."

     (b) The definition of "EBIT" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'EBIT' means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of
     (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense (including but not limited to interest expense pursuant to Capitalized Lease Obligations), plus (c) such amounts in connection with any Securitization as would constitute interest expense under GAAP if such Securitization were treated as an on-balance sheet liability.

     (c) The definition of "EBITDAR" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'EBITDAR' means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of
     (a) EBIT, plus (b) depreciation, amortization and other non-cash charges, plus (c) lease expense pursuant to Operating Leases; PROVIDED, that, in the event that an Acquisition for which the Acquisition Consideration is equal to or exceeds $150,000,000 is consummated during such period, "EBITDAR" shall be determined on a PRO FORMA basis (as determined by the Borrower, such determination to be made in good faith based upon such financial information as is available to the Borrower and using reasonable assumptions) as if such Acquisition had occurred on the first day of such period; PROVIDED, FURTHER, HOWEVER, notwithstanding the above, only the EBITDAR of the business and assets acquired in the Computer City Acquisition from and after the date of closing of the Computer City Acquisition shall be included in the calculation of EBITDAR."

     (d) The definition of "FIXED CHARGES" set forth in SECTION 1.1 of the Credit Agreement is hereby amended to read as follows:

          "'FIXED CHARGES' means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, the sum of, without duplication, (a) interest expense (including but not limited to interest expense pursuant to Capitalized Lease Obligations), plus (b) lease expense under Operating Leases, plus (c) such amounts in connection with any Securitization as would constitute interest expense under GAAP if such Securitization were treated as an on-balance sheet liability, in each case for the applicable period preceding the date of calculation; PROVIDED, that, in the event that an Acquisition for which the Acquisition Consideration is equal to or exceeds $150,000,000 is consummated during such period, "FIXED CHARGES" shall be determined on a PRO FORMA basis (as determined by the Borrower, such determination to be made in good faith based upon such financial information as is available to the Borrower and using reasonable assumptions) as if such Acquisition had occurred on the first day of such period; PROVIDED, FURTHER, HOWEVER, notwithstanding the above, only the Fixed Charges of Computer City and its Subsidiaries from and after the date of closing of the Computer City Acquisition shall be included in the calculation of Fixed Charges."

     (e)  The definition of "SPECIAL REPURCHASE PERIOD" set forth in SECTION
1.1 of the Credit Agreement is hereby amended to read as follows:

          "'SPECIAL REPURCHASE PERIOD' means a period which begins on the date when the Borrower elects, by written notice to the Administrative Lender, to repurchase its shares of common capital stock in public market transactions as part of a special Treasury Stock Purchase program and ends on the earliest of the following events: (a) December 26, 1998, (b) the Borrower consummates Treasury Stock Purchases in the aggregate amount of $50,000,000, or (c) the Borrower terminates such period pursuant to a written notice to the Administrative Lender. The Borrower may have only one Special Repurchase Period election."

     (f) The defined term "COMPUTER CITY" is hereby added to SECTION 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

          "'COMPUTER CITY' means Computer City, Inc., a Delaware corporation."

     (g)  The defined term "COMPUTER CITY ACQUISITION" is hereby added to
SECTION 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

          "'COMPUTER CITY ACQUISITION' means the acquisition by the Borrower of 100% of the issued and outstanding capital stock of Computer City."

     (h) SECTION 2.4(a) of the Credit Agreement is hereby amended to read as follows:

          "(a) COMMITMENT FEE. Subject to SECTION 11.9 hereof, the Borrower agrees to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee on the daily average Unused Portion at the following per annum percentages, applicable in the following situations:

                         Applicability                                Percentage
                         -------------                                ----------
     (a)  The Leverage Ratio is greater than 3.00 to 1                   0.350

     (b)  The Leverage Ratio is less than or equal to
          3.00 to 1 and

          (i)   The Fixed Charge Coverage Ratio is less than
                2.00 to 1                                                0.350

          (ii)  The Fixed Charge Coverage Ratio is greater than          0.300
                or equal to 2.00 to 1 but less than 2.25 to 1

          (iii) The Fixed Charge Coverage Ratio is greater than          0.250
                or equal to 2.25 to 1 but less than 3.00 to 1

          (iv)  The Fixed Charge Coverage Ratio is greater than          0.200
                or equal to 3.00 to 1 but less than 3.75 to 1

                                      -4-

          (v)   The Fixed Charge Coverage Ratio is greater than          0.175
                or equal to 3.75 to 1 but less than 4.50 to 1

          (vi)  the Fixed Charge Coverage Ratio is greater than          0.150
                or equal to 4.50 to 1

     Such fee shall accrue beginning on the Agreement Date and shall be
     (i) payable in arrears on each Quarterly Date and on the Maturity Date, fully earned when due and, subject to SECTION 11.9 hereof, nonrefundable when paid and (ii) subject to SECTION 11.9 hereof, computed on the basis of a 360-day year, for the actual number of days elapsed. The commitment fee shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio or the Fixed Charge Coverage Ratio, as applicable, as of the end of the most recent Fiscal Quarter (calculated for the twelve Fiscal Periods preceding the date of determination). Any such increase or reduction in such fee shall be effective on the date of receipt by the Lenders of the financial statements required pursuant to SECTION 6.1 or 6.2, as applicable, hereof and the Compliance Certificate required pursuant to SECTION 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Lenders on the date required, the fee payable in respect of the Commitment shall be determined as if the Leverage Ratio is greater than 3.00 to 1 until such time as such financial statements and Compliance Certificate are received. Notwithstanding the above, until such time as the Lenders shall have received the financial statements required for the first Fiscal Quarter of the Borrower's 1999 Fiscal Year and related Compliance Certificate, the fee payable in respect of the Commitment from and including the date of closing of the Computer City Acquisition shall be determined as if the Leverage Ratio is greater than 3.00 to 1."

     (i) SECTION 7.1(i) of the Credit Agreement is hereby amended to read as follows:

          "(i) Indebtedness under the Senior Subordinated Notes and other Subordinated Debt (whether or not as an immediate refinancing or replacement of the Senior Subordinated Notes); provided that the aggregate principal amount of such Indebtedness under this clause (i) shall not exceed $260,000,000 outstanding at any time; and"

     (j) SECTION 7.1(j) of the Credit Agreement is hereby amended to read as follows:

          "(j) Indebtedness not otherwise permitted pursuant to clauses (a) through (i) above, not to exceed $300,000,000 in aggregate principal amount outstanding at any time; PROVIDED, HOWEVER, that (A) immediately prior to and after giving effect to any such Indebtedness which is Senior Debt, the Leverage Ratio shall be less than or equal to 3.50 to 1, (B) no more than $100,000,000 in aggregate principal amount of such Indebtedness may be Senior Debt and (C) no more than $50,000,000 in aggregate principal amount of such Senior Debt shall have an original maturity date earlier than 180 days after the Maturity Date."

     (k) SECTION 7.6 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.6   RESTRICTED PAYMENTS.  The Borrower shall not, and shall
     not permit any Restricted Subsidiary to, directly or indirectly declare, pay or make any Restricted Payments; provided, however, (a) any Restricted Subsidiary may declare and pay Dividends to the Borrower or another Restricted Subsidiary, (b) the Borrower may make loans to directors, officers and employees of Borrower and its Subsidiaries during any Fiscal Year (calculated net of loan repayments), together with the Guaranty of Indebtedness of directors, officers and employees permitted pursuant to
     SECTION 7.5 hereof during such Fiscal Year, in an aggregate amount not to exceed $1,000,000, (c) the Borrower may defease, redeem, repurchase or prepay the Senior Subordinated Notes in part or in full, (d) the Borrower may make Treasury Stock Purchases of its common capital stock during the Special Repurchase Period not to exceed $50,000,000 in aggregate amount, and (e) the Borrower may pay Dividends and make Treasury Stock Purchases other than during the Special Repurchase Period (net of cash proceeds received by the Borrower upon the reissuance of any treasury stock) of its shares of capital stock in an aggregate amount (excluding the amount of any Treasury Stock Purchases during the Special Repurchase Period) not to exceed the sum of (i) $50,000,000, plus (ii) 50% of cumulative Net Income for the period from, but not including, September 27, 1997 through the date of the proposed payment or purchase (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number); provided, however, the Borrower shall not pay or make any such Restricted Payments set forth in clause (b), (c), (d) or (e) above unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment."

     (l) SECTION 7.9 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.9   LEVERAGE RATIO.  At the end of each Fiscal Quarter
     indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite such Fiscal Quarter.

                         Fiscal Quarter                       Ratio
                         --------------                       -----
           First Fiscal Quarter of Fiscal Year 1999         4.50 to 1

           Second Fiscal Quarter of Fiscal Year 1999        4.50 to 1

           Third Fiscal Quarter of Fiscal Year 1999         4.50 to 1

           Fourth Fiscal Quarter of Fiscal Year 1999        4.00 to 1

           First Fiscal Quarter of Fiscal Year 2000         3.75 to 1

           Each Fiscal Quarter Thereafter                   3.50 to 1

     (m) SECTION 7.10 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.10 FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit the Fixed Charged Coverage Ratio to be less than (a) 1.80 to 1 at the end of any Fiscal Quarter during Fiscal Year 1999 and (b) 2.00 to 1 at the end of any Fiscal Quarter thereafter."

     (n) SECTION 7.11 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.11  NET WORTH.  The Borrower shall not permit the Net Worth
     (a) during the first Fiscal Quarter of Fiscal Year 1999, to be less than $410,000,000, (b) during the second Fiscal Quarter of Fiscal Year 1999, to be less than $435,000,000 and (c) thereafter, to be less than an amount equal to the sum of (i) $384,800,000, plus (ii) 50% of cumulative Net Income for the period from, but not including, September 27, 1997 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any Fiscal Quarter (or portion of a Fiscal Quarter not then ended) of the Borrower for which Net Income was a negative number), plus (iii) an amount equal to 75% of the net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor if paid in equity securities of the Borrower or any of its Subsidiaries (including the reissuance of any treasury stock purchased during the Special Repurchase Period), plus (iv) 75% of the Net Cash Proceeds (but without duplication) of any offerings of capital stock or other equity interests of the Borrower or any of its Subsidiaries (including the reissuance of any treasury stock purchased during the Special Repurchase Period) or pursuant to the conversion or exchange of any convertible Subordinated Debt or redeemable preferred stock into capital stock or other equity interests of the Borrower or any of its Subsidiaries since September 27, 1997, minus (v) the amount of Treasury Stock Purchases by the Borrower during the Special Repurchase Period not to exceed $50,000,000 in aggregate amount."

     (o) SECTION 7.15 of the Credit Agreement is hereby amended to read as follows:

          "Section 7.15 ACQUISITIONS. The Borrower shall not, and shall not permit any Restricted Subsidiary to, make any Acquisition; provided, however, if immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default, the Borrower or any Restricted Subsidiary may make Acquisitions so long as
     (i) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (ii) if the Acquisition Consideration for such Acquisition is equal to or greater than $150,000,000, the Administrative Lender shall have received written notice of such Acquisition at least 15 calendar days prior to the date of consummation of such Acquisition, together with a Compliance Certificate setting forth the covenant calculations after giving effect to the proposed Acquisition (provided that a Compliance Certificate shall not be required to be submitted in connection with the Computer City Acquisition), (iii) the assets, property or business acquired shall be within the description contained in
     SECTION 4.1(d) hereof, and (iv) if the Acquisition results in a new Restricted Subsidiary, (A) such Subsidiary shall execute a Subsidiary Guaranty and (B) the Administrative Lender receives within five (5) calendar days after the consummation of such Acquisition such board resolutions, officer's certificates and opinions of counsel as the Administrative Lender shall reasonably request in connection with such Acquisition."

     (p) The Compliance Certificate is hereby amended to be in the form of EXHIBIT C attached to this Second Amendment.

     2. APPROVAL OF TANDY SUBORDINATED NOTE. By signing below, each of the Lenders hereby (a) approves the terms of that certain $150,000,000 subordinated promissory note of the Borrower payable to the order of Tandy Corporation and issued in connection with the Computer City Acquisition (the "Tandy Subordinated Note") and (b) agrees that the Tandy Subordinated Note shall be Subordinated Debt as defined in the Credit Agreement.

     3. LETTERS OF CREDIT. The parties hereto agree those certain letters of credit issued for the account of Computer City pursuant to the Credit Agreement, dated as of December 19, 1997, among Computer City, the lenders named therein, and NationsBank, N.A., as Agent, and more specifically described on Exhibit A to this Second Amendment shall be deemed to (a) have been issued pursuant to the Credit Agreement and (b) be Letters of Credit under the Credit Agreement.

     4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) Borrower has full power and authority to execute and deliver this Second Amendment and the Credit Agreement, as amended hereby, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by the Borrower of this Second Amendment or the acknowledgment of this Second Amendment by any Guarantor.

     5.   CONDITIONS OF EFFECTIVENESS.

     (a) The amendments to the Credit Agreement set forth in SECTIONS 1(b), 1(c), 1(d) and 1(n) of this Second Amendment shall be effective as of August 31, 1998, subject to the following:

          (i) the Administrative Lender shall have received counterparts of this Second Amendment executed by the Determining Lenders;

          (ii) the Administrative Lender shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor; and

          (iii) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

     (b) The amendments to the Credit Agreement set forth in SECTION 1 of this Second Amendment (other than SECTIONS 1(b), 1(c), 1(d) and 1(n) of this Second Amendment) shall be effective as of the date of closing of the Computer City Acquisition, subject to the following:

          (i)    the conditions of effectiveness to the amendment set forth in
     SECTION 5(a) above shall have been satisfied; and

          (ii) the Administrative Lender shall have received from the Borrower, for the account of each Lender executing this Second Amendment, an amount equal to the product of (A) 0.10% multiplied by (B) each Lender's pro rata part of the Commitment.

     6.   GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
(i) acknowledges, consents and agrees to the execution and delivery of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

     7.   REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

     (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of each Lender in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for each Lender with respect thereto and with respect to advising each Lender as to its rights and responsibilities under the Credit Agreement, as amended by this Second Amendment).

     9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10. GOVERNING LAW: BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

     11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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                                      -10-

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as the date first above written.

                                   CompUSA Inc.



                                   By:  /s/  Robert Gary
                                        ---------------------------------------
                                        Name:  Robert Gary
                                             ----------------------------------
                                        Title:  Vice President-Finance
                                              ---------------------------------


                                   NATIONSBANK, N.A., as Administrative Lender and as a Lender



                                   By:  /s/  Sharon Ellis
                                        ---------------------------------------
                                        Name:  Sharon Ellis
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                   WELLS FARGO BANK (TEXAS), N.A., as a Co-Agent and as a Lender



                                   By:  /s/  Kyle G. Hranicky
                                        ---------------------------------------
                                        Name:  Kyle G. Hranicky
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                   HIBERNIA NATIONAL BANK, as a Co-Agent and as a Lender



                                   By:  /s/  Christopher B. Pitre
                                        ---------------------------------------
                                        Name:  Christopher B. Pitre
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH, as a
                                   Co-Agent and as a Lender



                                   By:  /s/  Alain Papiasse
                                        ---------------------------------------
                                        Name:  Alain Papiasse
                                             ----------------------------------
                                        Title:  Executive Vice President
                                              ---------------------------------


                                   CREDIT SUISSE FIRST BOSTON, as a Co-Agent and as a Lender



                                   By:  /s/  Robert N. Finney
                                        ---------------------------------------
                                        Name:  Robert N. Finney
                                             ----------------------------------
                                        Title:  Managing Director
                                              ---------------------------------



                                   By:  /s/  Thomas G. Muoio
                                        ---------------------------------------
                                        Name:  Thomas G. Muoio
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                   FLEET NATIONAL BANK, as a Co-Agent and as a Lender



                                   By:  /s/  Thomas J. Bullard
                                        ---------------------------------------
                                        Name:  Thomas J. Bullard
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                   BANK OF AMERICA NT&SA, as a Co-Agent and as a Lender



                                   By:  /s/  J. Casey Cosgrove
                                        ---------------------------------------
                                        Name:  J. Casey Cosgrove
                                             ----------------------------------
                                        Title:  Assistant Vice President
                                              ---------------------------------



                                   By:  /s/  Jody A. Pritchard
                                        ---------------------------------------
                                        Name:  Jody A. Pritchard
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                   FIRST UNION NATIONAL BANK



                                   By:  /s/  Jorge Gonzales
                                        ---------------------------------------
                                        Name:  Jorge Gonzales
                                             ----------------------------------
                                        Title:  SVP
                                              ---------------------------------


                                   FIFTH THIRD BANK



                                   By:  /s/  David C. Gordley
                                        ---------------------------------------
                                        Name:  David C. Gordley
                                             ----------------------------------
                                        Title:  Corporate Accounts Officer
                                              ---------------------------------


                                   THE BANK OF NOVA SCOTIA



                                   By:  /s/  F.C.H. Ashby
                                        ---------------------------------------
                                        Name:  F.C.H. Ashby
                                             ----------------------------------
                                        Title:  SENIOR MANAGER LOAN OPERATIONS
                                              ---------------------------------

                                   CHASE BANK OF TEXAS NATIONAL ASSOCIATION



                                   By:  /s/  Mae Kantipong
                                        ---------------------------------------
                                        Name:  Mae Kantipong
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                   THE BANK OF NEW YORK



                                   By:  /s/  Charlotte Sohn
                                        ---------------------------------------
                                        Name:  Charlotte Sohn
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


                                   BANK ONE, TEXAS, N.A.



                                   By:  /s/  Rick Rogers
                                        ---------------------------------------
                                        Name:  Rick Rogers
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------


ACKNOWLEDGED AND AGREED:

COMPUSA HOLDINGS II INC.



By:  /s/  Mark R. Walker
    ---------------------------------
    Mark R. Walker
    Vice President

COMPUSA HOLDINGS I INC.



By:  /s/  Mark R. Walker
    ---------------------------------
    Mark R. Walker
    Vice President


PCs COMPLEAT, INC.



By:  /s/  Mark R. Walker
    ---------------------------------
    Mark R. Walker
    Vice President


COMPTEAM INC.



By:  /s/  Mark R. Walker
    ---------------------------------
    Mark R. Walker
    Vice President


COMPUSA MANAGEMENT COMPANY



By:  /s/  Mark R. Walker
    ---------------------------------
    Mark R. Walker
    Vice President


COMPUSA STORES L.P.

By:  COMPUSA INC., its general partner


     By:  /s/  Mark R. Walker
         ---------------------------------
         Mark R. Walker
         Sr. Vice President-Secretary

COMPUSA HOLDINGS COMPANY



By:  /s/  Mark R. Walker
    ---------------------------------
    Mark R. Walker
    Vice President